UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2007
BabyUniverse, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-32577	65-0797093

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 South US Highway One, Suite 500, Jupiter, Florida	33477

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (561) 277-6400
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.
     On May 24, 2007, BabyUniverse, Inc. (the “Company”) entered into Securities Purchase Agreements (each a “Purchase Agreement”) with affiliates of a large institutional investment fund (each, a “Purchaser”) pursuant to which it sold to the Purchasers (i) an aggregate of 317,259 shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”), at the closing price of the Common Stock (as defined below) on The Nasdaq Capital Market on May 24, 2007 (the “Closing Price”), and (ii) warrants to purchase an aggregate of 79,316 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an exercise price per share (subject to certain adjustments) equal to the Closing Price (the “Private Placement”). The closing of the Private Placement occurred on May 29, 2007 (the “Closing Date”).
     Each share of Preferred Stock will convert, at no additional cost to the holder thereof, into one share of Common Stock (subject to certain adjustments) (a) at the holder’s option, at any time after the issuance of such share of Preferred Stock, and (b) automatically, on the date on or prior to December 31, 2007 that the Company’s proposed merger with eToys Direct, Inc. (“eToys”) is consummated. The warrants may be exercised during the seven-year period commencing on the day that is six months and one day after the Closing Date. In addition, the Company may, commencing on the third anniversary of the Closing Date, require the exercise of any such outstanding warrants if the closing price of a single share of Common Stock on the trading day immediately preceding the proposed date of exercise as reported on The Nasdaq Capital Market is equal to, or greater than, 175% of the exercise price.
     Pursuant to the Purchase Agreements, the Company agreed to file a Registration Statement on Form S-3 with the Securities and Exchange Commission (the “SEC”) to register the resale of the shares of Common Stock issuable upon the conversion of the Preferred Stock and the exercise of the warrants.
     The Private Placement resulted in gross proceeds to the Company of approximately $2.5 million before deducting fees payable to the placement agent in the Private Placement and other transaction expenses payable by the Company. The Company agreed to pay aggregate placement agent fees equal to seven percent of the gross proceeds to the Company resulting from the Private Placement.
     The issuance and sale of the securities in the Private Placement was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and Regulation D promulgated thereunder. Accordingly, the securities issued in the Private Placement have not been registered under the Securities Act, and until so registered the securities may not be offered or sold absent registration or availability of an applicable exemption from registration. Each of the Purchasers has represented to the Company that it is an “accredited investor” as defined in Rule 501(a) of Regulation D.

Item 7.01 Regulation FD Disclosure.
     On May 30, 2007, the Company issued a press release in connection with the closing of the Private Placement described in Item 3.02. A copy of the press release, which is attached to this Current Report as Exhibit 99.1, is furnished under, and hereby incorporated by reference into, this Item 7.01.
Item 8.01 Other Events.
     The disclosures in the Company’s press release issued on May 30, 2007 (attached hereto as Exhibit 99.1) relating to the consummation of the Private Placement may be deemed to be solicitation material pursuant to Rule 14a-12 under the Exchange Act. Only the portions of the press release relating to the Company’s proposed merger with eToys shall be deemed filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
* * * * * *
     This Current Report on Form 8-K (including Exhibit 99.1) does not constitute an offer of any securities for sale. The proposed merger (the “Proposed Merger”) between the Company and eToys will be submitted to the Company’s shareholders for their consideration. In connection with the Proposed Merger, the Company will file a registration statement, a proxy statement/prospectus and other materials with the SEC. THE COMPANY URGES YOU TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ETOYS AND THE PROPOSED MERGER. Investors will be able to obtain free copies of the proxy statement/prospectus (when available) as well as other filed documents containing information about the Company and the proposed Merger at http://www.sec.gov, the SEC’s website. Free copies of the Company’s SEC filings are also available on the Company’s website at http://www.babyuniverse.com.
     The Company and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Proposed Merger. Information regarding the officers and directors of the Company is included in its Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC on April 2, 2007. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement/prospectus and other materials to be filed with the SEC in connection with the Proposed Merger.
     This Current Report on Form 8-K (including Exhibit 99.1 attached hereto) may contain forward-looking statements that involve risks and uncertainties relating to future events or the Company’s future financial performance. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, factors detailed in the Company’s SEC filings. You are advised to consult further disclosures the Company may make on related subjects in its future filings with the SEC.
     In some cases, you can identify forward-looking statements by terminology such as “may,” “could,” “should,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. These statements are only predictions. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, nor can we guarantee future results, levels of activity, performance or achievements.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following Exhibit is furnished as a part of this Current Report on Form 8-K:

	Exhibit No.	Description

	99.1	Press Release dated May 30, 2007 issued by BabyUniverse, Inc. (See Items 7.01 and 8.01 of this Current Report on Form 8-K for which portions of Exhibit 99.1 are deemed filed under the Exchange Act.)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BabyUniverse, Inc.
Dated: May 30, 2007	By:	/s/ Jonathan Teaford
Jonathan Teaford
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 30, 2007 issued by BabyUniverse, Inc. (See Items 7.01 and 8.01 of this Current Report on Form 8-K for which portions of Exhibit 99.1 are deemed filed under the Exchange Act.)